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                                                                   EXHIBIT 10.11

                           TELEMATE.NET SOFTWARE, INC.
                              EMPLOYMENT AGREEMENT


THIS EMPLOYMENT AGREEMENT ("Agreement") is effective as of date set forth below ("Effective Date"), by and between TELEMATE.NET SOFTWARE, INC., a Georgia corporation ("Company"), and the undersigned key executive and employee of the Company ("Employee"), an individual. For and in consideration of Employee's employment and continued employment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS. Defined terms used herein are defined in the recitals and at the bottom of this Agreement.

2. DUTIES. Employee agrees that he or she will devote his or her full working time to the services of Company in such capacities as Company shall direct, and he or she will perform his or her duties faithfully, diligently and to the best of his or her ability.

3. OWNERSHIP. (a) All Work Product will be considered work made for hire by Employee and owned by Company. To the extent that any Work Product may not by operation of law be considered work made for hire or if ownership of all rights therein will not vest exclusively in Company, Employee assigns to Company, now or upon its creation without further consideration, the ownership of all such Work Product. Company has the right to obtain and hold in its own name copyrights, patents, registrations, and any other protection available in the Work Product. Employee agrees to perform any acts as may be reasonably requested by Company to transfer, perfect, and defend Company's ownership of the Work Product.

     (b) To the extent any materials other than Work Product are contained in the materials Employee delivers to Company or its Customers, Employee grants to Company an irrevocable, nonexclusive, worldwide, royalty-free license to use and distribute (internally or externally) or authorize others to use and distribute copies of, and prepare derivative works based upon, such materials and derivative works thereof. Employee agrees that during his or her employment, any money or other remuneration received by Employee for services rendered to a Customer belong to Company.

4. TRADE SECRETS AND CONFIDENTIAL INFORMATION. (a) Company may disclose to Employee certain Proprietary Information. Employee agrees that the Proprietary Information is the exclusive property of Company (or a third party providing such information to Company) and Company (or such third party) owns all worldwide copyrights, trade secret rights, confidential information rights, and all other property rights therein.

     (b) Company's disclosure of the Proprietary Information to Employee does not confer upon Employee any license, interest or rights in or to the Proprietary Information. Except in the performance of services for Company, Employee will hold in confidence and will not, without Company's prior written consent, use, reproduce, distribute, transmit, reverse engineer, decompile, disassemble, or transfer, directly or indirectly, in any form, or for any purpose, any Proprietary Information communicated or made available by Company to or received by Employee. Employee agrees to notify Company immediately if he or she discovers any unauthorized use or disclosure of the Proprietary Information.

     (c) Employee's obligations under this Agreement with regard to (i) Trade Secrets shall remain in effect for as long as such information remains a trade secret under applicable law, and (ii) Confidential Information shall remain in effect during Employee's employment with Company and for three years thereafter. These obligations will not apply to the extent that Employee establishes that the information communicated (1) was already known to Employee, without an obligation to keep it confidential at the time of its receipt from Company; (2) was received by Employee in good faith from a third party lawfully in possession thereof and having no obligation to keep such information confidential; or (3) was publicly known at the time of its receipt by Employee or has become publicly known other than by a breach of this Agreement or other action by Employee.

5. CUSTOMER NON-SOLICITATION. The relationships made or enhanced during Employee's employment with Company belong to Company. During Employee's employment and the Two Year Limitation Period, Employee will not, without Company's prior consent, contact, solicit or attempt to solicit, on his or her own or another's behalf, any Customer with whom Employee had contact in the Two Year Restrictive Period with a view of offering, selling or licensing any program, product or service that is competitive with the Company Business.

6. EMPLOYEE NON-SOLICITATION. During Employee's employment and the Two Year Limitation Period, Employee agrees not to call upon, solicit, recruit, or assist others in calling upon, soliciting or recruiting any person who is or was an employee of Company during the Two Year Restrictive Period for the purpose of having such person work in any other corporation, entity, or business that is competitive with the Company Business.

7. NON-COMPETITION. During the Two Year Limitation Period, Employee agrees that, without the prior written consent of Company, Employee shall not compete with the Company, either directly or on behalf of any person or entity competing with the Company, in the Company Business in the Restricted Territory. The parties agree and acknowledge that: (i) the length of the Two Year Limitation Period and the size of the Restricted Territory are fair and reasonable in that they are reasonably required for the protection of Company and that the Restricted Territory is the area in which Employee shall perform (or currently performs) services for Company; and (ii) by having access to information concerning employees and actual or prospective customers of Company, Employee shall obtain a competitive advantage as to such parties.

8. WARRANTIES OF EMPLOYEE. Employee warrants that he or she is not presently under any agreement that will prevent him or her from the performance of duties for Company, and is not in breach of any agreement with respect to any trade secrets or confidential information owned by any other party.

9. INJUNCTIONS. Employee agrees that certain breaches by Employee of this Agreement will result in irreparable harm to Company and that the remedies at law for such breaches may not adequately compensate Company for its damages. Employee agrees that in the event of any such breaches, Company shall be entitled to an injunction in addition to any other remedies at law.

10. SEVERABILITY. Any holding that a provision of this Agreement is invalid or unenforceable by a court of competent jurisdiction shall not affect the enforceability of any other provisions. If


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for any reason the restrictions in Sections 4 through 7 are held to be invalid or unenforceable, then such restrictions shall be interpreted or modified to include as much of the duration and scope as will render such restrictions valid and enforceable.

11. TERM. This Agreement is effective when signed by both parties and will remain in effect for an indefinite period of time. The parties agree that Employee's employment may be terminated at any time, for any reason or for no reason, for cause or not for cause, with or without notice, by Company or Employee. Upon any such termination, Employee shall return immediately to Company all documents and other property of Company, together with all copies thereof, including all Work Product and Proprietary Information, within Employee's possession or control.

12. MISCELLANEOUS. This Agreement may not be modified except by a writing signed by both parties, except that it may be supplemented by rules and regulations described in Company employee handbook and other documents provided to Employee from time to time, and Employee agrees to follow such rules and regulations. Due to the personal nature of this Agreement, Employee may not assign his or her rights or obligations under this Agreement without the prior written consent of Company. This Agreement will be governed by the laws of the State of Georgia without regard to its rules governing conflicts of law. This Agreement represents the entire understanding of the parties concerning its subject matter and supersedes and terminates all prior communications, agreements and understandings relating to the same. All communications concerning or required by this Agreement shall be in writing and shall be deemed given when delivered to the address listed below (as may be amended by notice), by hand, courier or express mail, or by registered or certified United States mail, return receipt requested, postage prepaid.

The parties have executed this Agreement effective as of the 16th day of June, 1999 ("Effective Date").

COMPANY:                                                                EMPLOYEE:

TELEMATE.NET SOFTWARE, INC.


                                                                        Richard L. Mauro              (Print Name)
By: /s/ Richard L. Mauro                                                ---------------------------------------------
   ---------------------------------------------
                                                                        /s/  Richard L. Mauro
                                                                        ---------------------------------------------
Title: President                                                        Signature
      ------------------------------------------


Date:   6/16/99                                                         Date:      June 16, 1999
     -------------------------------------------                             -----------------------------------------
Address:     4250 Perimeter Park South
             Suite 200
             Atlanta, Georgia  30341-1201                               SSN:      ###-##-####
             Attention: Kathy K. Cook                                       ------------------------------------------


                                                                        Address:   346 Lands Mill
                                                                                --------------------------------------


                                                                                 Marietta, GA 30067
                                                                        ----------------------------------------------

                                   DEFINITIONS


"Company Business" shall be communications accounting software.

"Confidential Information" means Company information in whatever form, other than Trade Secrets, that is of value to its owner and is treated as confidential.

"Customer" means any current customer or prospective customer of Company.

"Two Year Limitation Period" shall mean the twenty-four month period beginning immediately upon the termination of Employee's employment with Company for any reason.

"Proprietary Information" means all Trade Secrets and Confidential Information of Company.

"Restricted Territory" shall mean UNITED STATES

 "Trade Secrets" means information of Company constituting a trade secret within the meaning of Section 10-1-761(4) of the Georgia Trade Secrets Act of 1990, including all amendments hereafter adopted.

"Two Year Restrictive Period" shall mean the twenty-four months prior to the end of Employee's employment with Company for any reason.

"Work Product" shall mean the data, materials, documentation, computer programs, inventions (whether or not patentable), and all works of authorship, including all worldwide rights therein under patent, copyright, trade secret, confidential information, or other property right, created or developed in whole or in part by Employee while performing services in furtherance of or related to the Company Business.


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